                       ANNUAL REPORT / DECEMBER 31 1998




                         AIM INTERNATIONAL GROWTH FUND











                      COVER PHOTO FOR INTERNATIONAL GROWTH
                               HUMAN ACHIEVEMENT
















AIM LOGO
                          INVEST WITH DISCIPLINE-Registered Trademark-

                         HUMAN ACHIEVEMENT BY TSING-FANG CHEN FOR THIS STUDY
                         IN MODERN ICONOGRAPHY, TSING-FANG CHEN CREATED A
IFC PHOTO FOR HUMAN      MULTICULTURAL COLLAGE OF SYMBOLS REPRESENTING THE
   ACHIEVEMENT           FINEST ACHIEVEMENTS OF PEOPLE AROUND THE WORLD.
                         TODAY, THE INTERNATIONAL MARKETPLACE HELPS PUT MANY
                         OF THE WORLD'S GREAT IDEAS INTO ACTION-IDEAS THAT
                         COULD BECOME THE SYMBOLS OF HUMAN ACHIEVEMENT FOR
                         THE 21ST CENTURY.



AIM International Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests primarily in equity securities of companies located outside the United States.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

-    AIM International Growth Fund (formerly GT Global International Growth
     Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended December 31, 1999, the Fund paid the following distributions per share: Class A shares, $0.36; Class B shares, $0.32; and Advisor Class shares, $0.39.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
     (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The EAFE-Registered Trademark- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.




                         AIM INTERNATIONAL GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                           DEAR FELLOW SHAREHOLDER:
                           As the fiscal year opened, markets were recovering
                           from the concerns produced by financial crises in
                           Asia during 1997, and this optimism early in 1998
                           led several market indexes to all-time highs in
                           spring and early summer. However, the year was to
          MR.              bring two particularly serious financial shocks,
        BAUER'S            first the debt default by Russia, and later the
         PHOTO             gathering crisis in Brazil, which devalued its
                           currency shortly after the fiscal year closed. The result was another year of significant market volatility. Optimism yielded to pessimism over the summer as global financial crises precipitated a worldwide loss of confidence that affected even
                           U.S. blue chips and market-leading European stocks. The correction bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                                Beginning in late September, the U.S. Federal
                           Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably and markets rallied. Europe and the U.S. regained their market leadership, but investors in most emerging markets suffered serious financial loss over the year.

                           HOW SHOULD INVESTORS RESPOND?
                           We understood how unnerving 1998's level of
                           volatility could have been. Our repeated message
                           to you is to keep a long-term outlook on
                           investments, and we are pleased to note that most
                           mutual fund shareholders remained cool headed and
                           did not pull out of the markets during 1998. In
                           the end, most were rewarded for their long-term
                           perspective.
   . . . WE ARE PLEASED         In view of recent volatility, this may be a
      TO NOTE THAT MOST    very good time to meet with your financial
            MUTUAL FUND    consultant to review your current asset allocation
  SHAREHOLDERS REMAINED    and the diversification of your portfolio. Broad
        COOL HEADED AND    portfolio diversification remains one of the most
DID NOT PULL OUT OF THE    fundamental principles of investing, along with
   MARKETS DURING 1998.    long-term thinking and realistic expectations.

                           YOUR FUND MANAGERS' COMMENTS
                           On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how they managed the portfolio in light of recent volatility. We hope you find their discussion informative.

                           MERGER APPROVED
                           We are pleased to report that AIM International Growth Fund shareholders approved the merger of that Fund into AIM International Equity Fund. In accordance with the merger agreement, the assets of AIM International Growth Fund have been transferred to AIM International Equity Fund and shares of AIM International Equity Fund have been issued in exchange. This merger took place on February 12, 1999.

                           YEAR 2000 CONCERN
                           Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
                                We are pleased to send you this report on
                           your Fund's fiscal year. If you have any questions
                           or comments, please contact our Client Services department at 800-959-4246. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com.We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

                           Sincerely,


                           /s/ Charles T. Bauer
                           Charles T. Bauer
                           Chairman, A I M Advisors, Inc.


                         AIM INTERNATIONAL GROWTH FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

FUND SURVIVES GLOBAL FINANCIAL CRISIS

HOW DID THE FUND PERFORM DURING THE LAST FISCAL YEAR?
Falling world markets and record volatility created a challenging environment for the AIM International Growth Fund. Despite these difficulties, the Fund avoided deep losses and ended the fiscal year with a total return of 4.97% for Class A shares, 4.13% for Class B shares, and 4.84% for Advisor Class shares. In comparison, over the same period the EAFE index returned 20.00%.

WHAT CONTRIBUTED TO GLOBAL MARKET VOLATILITY DURING THE REPORTING PERIOD? Pressures from the Asian financial crisis, plummeting commodity prices, currency devaluations around the world, and the Russian government's default on a substantial portion of its foreign debt all converged in mid-year. Nervous investors abandoned riskier investments and fled to such safe havens as U.S. Treasuries. Investor flight was most dramatic in emerging markets, but few world markets were spared. As a result, many of the gains enjoyed from booming European and U.S. markets early in 1998 were reversed during the summer and early fall.
     Unfortunately, the Fund did not escape this turmoil; it took quite a beating during summer's global selloff. The Fund's holdings in the United States and Europe were hit particularly hard during that period. Developed markets stabilized then rallied in the fall, reassured by declining interest rates, but many emerging markets continued to be extremely volatile. The Fund had a relatively small exposure to emerging markets, but the poor performance of these stocks, especially in Brazil and South Africa, had a disproportionate influence on performance.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO RECENTLY?
Our strategy during the entire reporting period was to focus on stocks with strong, sustainable earnings growth. We sought companies with good products and healthy consumer demand, as well as companies that stood to benefit from lower long-term interest rates.
     The portfolio remained relatively stable during the last half of 1998, although we did reduce our holdings in technology slightly. We continued to favor financials, focusing on asset quality as a key determinant for selection. European banks were especially attractive, as the banking industry has been consolidating in anticipation of European Economic and Monetary Union (EMU). The European telecommunications industry also offered good opportunities, largely as a result of deregulation. For instance, Telecom Italia has made some strong competitive moves by expanding its services to consumers.
     We avoided such industries as commodity manufacturing companies, capital goods comanies, and basic industries because they are generally less successful in a falling interest-rate environment.

WHICH GEOGRAPHIC AREAS INTERESTED YOU MOST?
We increased our holdings in continental Europe to take advantage of bargain prices after summer's declines. However, a few of these selections proved disappointing; their prices continued to drop, contributing to the Fund's underperformance. Nevertheless, holdings in Europe and the U.K. composed over 75% of the portfolio's total net assets.

EUROPEAN COMPANIES ARE SHOWING STRONGER GROWTH THAN THEIR U.S. COUNTERPARTS, AND INVESTORS CAN GET THAT GROWTH AT A CHEAPER PRICE.



          THE EURO ZONE




MAP OF EUROPE



         SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                         AIM INTERNATIONAL GROWTH FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW





     We reduced our exposure to companies in emerging markets and the Asia-Pacific region. The move was beneficial in Latin America, but in Asia it meant that we missed out on some opportunities that came from a surprise rally in the fall.

WHY DOES THE FUND FAVOR EUROPE?
The Fund has been bullish on European stocks for several reasons. The first is price: European equities are trading at much lower valuations compared to U.S. stocks. In addition, we're positioning the Fund to benefit from structural changes as the EMU takes shape. Huge opportunities exist as governments turn over state-run companies to private hands. The coming union also is prompting European companies to develop more competitive practices, and the results are starting to be seen on the bottom line.
     We believe stable interest rates and subdued inflation will continue to attract global investors to Europe. We expect inflation to decrease further as countries in the EMU gravitate toward a single currency, the euro. In addition, stock markets in Europe are broadening, giving investors an unprecedented range of choice.

HOW WILL THE NEW CURRENCY IN EUROPE AFFECT THE FUND?
Europe launched the euro on January 1, 1999. At first, only 11 countries are adopting it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. (See "the euro zone" map on the facing page). The changeover will take place gradually. New coins and paper will not be introduced until January 2002.
     The euro is expected to bring greater unity to the European business world. Price comparisons of goods, services and labor across Europe will be much easier. Because of this "price transparency," European companies may be forced to become more competitive. The current wave of mergers, including many cross-border deals, is also expected to continue; many companies are joining together to increase productivity and enhance their access to Europe's consolidating markets.

WHAT IS YOUR OUTLOOK FOR WORLD MARKETS AND FOR THE FUND?
In early December, European markets soared when the countries preparing to enter the EMU participated in a coordinated interest-rate cut. Looking forward, though, there may be a period of transition as EMU countries work to align their economies. Furthermore, even though fundamentals are still in place for strong growth in Europe and in the United States, global turmoil could put a dent in corporate profits.
     Smaller markets are likely to remain weak. Brazil's devaluation of its currency in mid-January caused steep drops in Latin American markets; we will remain cautious in the region until there are clear signs of stabilization. In Asia, we think the outlook will start to improve in the latter half of 1999, but as of the close of the reporting period, most Asian economies were still deteriorating.

PORTFOLIO COMPOSITION
As of December 31, 1998, based on total net assets

TOP 10 EQUITY HOLDINGS

 1.  Telecom Italia SPA (Italy)          3.8%
 2.  Roche Holdings Genusscheine
     (Switzerland)                       3.3
 3.  Abbey National PLC (UK)             2.6
 4.  Vodafone Group PLC (UK)             2.5
 5.  Lloyds TSB Group PLC (UK)           2.4
 6.  SmithKlein Beecham (UK)             2.4
 7.  Zurich Allied AG (Switzerland)      2.2
 8.  Wolters Kluwer (Netherlands)        2.2
 9.  Nestle (Switzerland)                2.2
10.  UBS AG (Switzerland)                2.2


TOP 5 INDUSTRIES

 1.  Services                            34.1%
 2.  Finance                             29.3
 3.  Health Care                         12.0
 4.  Consumer Non-Durables               10.4
 5.  Capital Goods                        3.3


TOP 10 COUNTRIES

 1.  United Kingdom                      27.5%
 2.  Switzerland                         15.3
 3.  Netherlands                         11.0
 4.  Japan                                6.8
 5.  Germany                              5.3
 6.  Italy                                5.3
 7.  France                               5.2
 8.  United States                        4.6
 9.  Australia                            4.1
10.  Portugal                             3.0

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.




         SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                         AIM INTERNATIONAL GROWTH FUND

ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INTERNATIONAL GROWTH FUND VS. BENCHMARK
INDEXES

12/31/88-12/31/98

                  AIM INTERNATIONAL     EAFE INDEX
                GROWTH FUND, CLASS A
                    In thousands
12/88                   9,451             10,000
12/89                  13,096             11,080
12/90                  11,222              8,510
12/91                  12,705              9,573
12/92                  11,964              8,439
12/93                  16,059             11,219
12/94                  14,809             12,123
12/95                  15,383             13,524
12/96                  16,810             14,384
12/97                  18,237             14,680
12/98                  19,144             17,665





Past performance is no guarantee of comparable future results.



AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS A SHARES
Inception (7/19/85)          12.11%
10 years                      6.72
5 years                       2.42
1 year                       (0.80*)

CLASS B SHARES
Inception (4/1/93)           6.53%
5 years                      2.63
1 year                      (0.85)**

ADVISOR CLASS SHARES
Inception (6/1/95)           9.55%
1 year                       4.84

*4.97%, excluding sales charges
**4.13%, excluding CDSC


Source: Towers Data System HYPO-Registered Trademark-
Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.




ABOUT THIS CHART

The chart above compares your Fund's Class A shares to a benchmark index. The purpose of this comparison is to give you a general idea of your Fund's relative performance.
     It is important to understand the differences between your Fund and this index. An index measures performance of a hypothetical portfolio. A market index such as the EAFE is not managed and incurs no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.




                         AIM INTERNATIONAL GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (34.1%)
  Telecom Italia SpA ........................................   ITLY          725,500   $  6,175,986         3.8
    TELEPHONE NETWORKS
  Vodafone Group PLC ........................................   UK            253,000      4,095,287         2.5
    WIRELESS COMMUNICATIONS
  Wolters Kluwer CVA ........................................   NETH           16,680      3,568,323         2.2
    BROADCASTING & PUBLISHING
  EMAP PLC ..................................................   UK            182,000      3,426,937         2.1
    BROADCASTING & PUBLISHING
  Orange PLC-/- .............................................   UK            292,000      3,367,807         2.1
    WIRELESS COMMUNICATIONS
  Mannesmann AG .............................................   GER            28,700      3,289,546         2.0
    WIRELESS COMMUNICATIONS
  Swisscom AG-/- ............................................   SWTZ            7,227      3,026,162         1.9
    TELEPHONE NETWORKS
  Telecel - Comunicacaoes Pessoais S.A. .....................   PORT           14,171      2,899,331         1.8
    WIRELESS COMMUNICATIONS
  Reuters Group PLC .........................................   UK            272,000      2,850,092         1.8
    BROADCASTING & PUBLISHING
  TNT Post Group N.V. .......................................   NETH           88,080      2,837,206         1.7
    TRANSPORTATION - SHIPPING
  Adecco S.A. ...............................................   SWTZ            5,291      2,415,859         1.5
    CONSUMER SERVICES
  Telecom Corporation of New Zealand Ltd. ...................   NZ                 --             --         1.5
    TELEPHONE NETWORKS
    Common ..................................................   --            509,300      2,209,267          --
    Installment Receipts ....................................   --             52,600        114,777          --
  Pinault-Printemps-Redoute S.A. ............................   FR             12,150      2,321,531         1.4
    RETAILERS-APPAREL
  Koninklijke Ahold N.V. ....................................   NETH           62,314      2,302,519         1.4
    RETAILERS-FOOD
  Koninklijke KPN N.V. ......................................   NETH           45,000      2,252,156         1.4
    TELEPHONE NETWORKS
  Woolworths Ltd. ...........................................   AUSL          610,900      2,078,245         1.3
    RETAILERS-OTHER
  Telefonica de Espana ......................................   SPN            38,000      1,687,760         1.0
    TELEPHONE NETWORKS
  Great Universal Stores PLC ................................   UK            148,000      1,548,326         0.9
    RETAILERS-OTHER
  EM.TV & Merchandising AG ..................................   GER             2,310      1,316,911         0.8
    BROADCASTING & PUBLISHING
  Telecomunicacoes Brasileiras S.A. (Telebras) Preferred -
   ADR-/- {\/} ..............................................   BRZL           17,300      1,257,494         0.8
    TELEPHONE NETWORKS
  Panafon Hellenic Telecom S.A.-/- ..........................   GREC            9,563        256,399         0.2
    WIRELESS COMMUNICATIONS
  Fast Retailing Co., Ltd. ..................................   JPN                44            778          --
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                          55,298,699
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (29.3%)
  Abbey National PLC ........................................   UK            198,000   $  4,234,953         2.6
    BANKS-SUPER REGIONAL
  Lloyds TSB Group PLC ......................................   UK            276,000      3,912,577         2.4
    BANKS-MONEY CENTER
  Zurich Allied AG ..........................................   SWTZ            4,830      3,577,126         2.2
    INSURANCE - MULTI-LINE
  UBS AG - Registered .......................................   SWTZ           11,422      3,510,111         2.2
    BANKS-MONEY CENTER
  Axa - UAP .................................................   FR             24,140      3,498,238         2.2
    INSURANCE - MULTI-LINE
  ING Groep N.V. ............................................   NETH           47,114      2,872,193         1.8
    OTHER FINANCIAL
  Royal & Sun Alliance Insurance Group PLC ..................   UK            335,000      2,708,523         1.7
    INSURANCE - MULTI-LINE
  Australia & New Zealand Banking Group Ltd. ................   AUSL          370,600      2,423,489         1.5
    BANKS-REGIONAL
  San Paolo - IMI SpA .......................................   ITLY          135,400      2,393,730         1.5
    BANKS-MONEY CENTER
  Bank of Ireland{*} ........................................   IRE           104,000      2,283,184         1.4
    BANKS-MONEY CENTER
  CGU PLC ...................................................   UK            145,000      2,263,965         1.4
    INSURANCE - MULTI-LINE
  Schroders PLC .............................................   UK            124,000      2,237,981         1.4
    BANKS-MONEY CENTER
  M & G Group PLC ...........................................   UK             83,500      2,046,837         1.3
    INVESTMENT MANAGEMENT
  BPI-SGPS S.A. .............................................   PORT           59,797      2,031,093         1.2
    BANKS-MONEY CENTER
  Nordbanken Holding AB .....................................   SWDN          316,079      2,024,151         1.2
    BANKS-REGIONAL
  Nichiei Co., Ltd. .........................................   JPN            24,600      1,959,639         1.2
    OTHER FINANCIAL
  Skandia Forsakrings AB Free ...............................   SWDN          123,300      1,882,906         1.2
    INSURANCE - MULTI-LINE
  United Overseas Bank Ltd. - Foreign .......................   SING          222,300      1,428,542         0.9
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          47,289,238
                                                                                        ------------
Health Care (12.0%)
  Roche Holding AG ..........................................   SWTZ              433      5,284,795         3.3
    PHARMACEUTICALS
  SmithKline Beecham PLC ....................................   UK            278,000      3,897,039         2.4
    PHARMACEUTICALS
  Nycomed Amersham PLC ......................................   UK            492,100      3,393,957         2.1
    PHARMACEUTICALS
  Novartis AG ...............................................   SWTZ            1,688      3,318,963         2.0
    PHARMACEUTICALS
  Takeda Chemical Industries ................................   JPN            60,000      2,310,143         1.4
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (Continued)
  Fresenius AG Preferred-/- .................................   GER             6,556   $  1,380,915         0.8
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                          19,585,812
                                                                                        ------------
Consumer Non-Durables (10.4%)
  Nestle S.A. - Registered ..................................   SWTZ            1,621      3,529,559         2.2
    FOOD
  Benckiser N.V. "B" ........................................   NETH           41,650      2,727,585         1.7
    HOUSEHOLD PRODUCTS
  Diageo PLC ................................................   UK            225,000      2,525,880         1.6
    BEVERAGES - ALCOHOLIC
  Asahi Breweries Ltd. ......................................   JPN           140,000      2,063,197         1.3
    BEVERAGES - ALCOHOLIC
  Foster's Brewing Group Ltd. ...............................   AUSL          757,300      2,049,531         1.3
    BEVERAGES - ALCOHOLIC
  United Biscuits (Holdings) PLC ............................   UK            471,516      1,882,629         1.2
    FOOD
  Tabacalera S.A. "A" .......................................   SPN            60,550      1,525,790         0.9
    TOBACCO
  Adidas AG-/- ..............................................   GER             2,500        271,543         0.2
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          16,575,714
                                                                                        ------------
Technology (3.3%)
  SAP AG Non-Voting .........................................   GER             5,060      2,414,614         1.5
    COMPUTERS & PERIPHERALS
  Equant N.V.-/- {V} ........................................   NETH           19,709      1,371,291         0.8
    NETWORKING
  Matsushita-Kotobuki Electronics Ltd. ......................   JPN            50,000      1,079,837         0.7
    COMPUTERS & PERIPHERALS
  Rohm Co., Ltd. ............................................   JPN             6,000        546,468         0.3
    SEMICONDUCTORS
                                                                                        ------------
                                                                                           5,412,210
                                                                                        ------------
Capital Goods (3.0%)
  Nokia Oyj "A" .............................................   FIN            27,880      3,391,661         2.1
    TELECOM EQUIPMENT
  Canon, Inc. ...............................................   JPN            70,000      1,496,283         0.9
    OFFICE EQUIPMENT
                                                                                        ------------
                                                                                           4,887,944
                                                                                        ------------
Multi-Industry/Miscellaneous (1.6%)
  Vivendi ...................................................   FR              9,820      2,547,455         1.6
                                                                                        ------------
    MULTI-INDUSTRY
Consumer Durables (1.0%)
  Mabuchi Motor Co., Ltd. ...................................   JPN            22,000      1,684,369         1.0
                                                                                        ------------
    AUTOMOBILES

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (0.7%)
  Petroleo Brasileiro S.A. (Petrobras) - ADR{\/} ............   BRZL          109,700   $  1,206,700         0.7
    GAS PRODUCTION & DISTRIBUTION
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $126,506,997) ................                            154,488,141        95.4
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Telefonica S.A. Bonus Rights, expire 1/30/99 (cost $0) ....   SPN            38,000         33,702          --
                                                                                        ------------       -----
    TELEPHONE NETWORKS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1998, with State Street Bank & Trust
   Co., due January 4, 1999, for an effective yield of 4.50%, collateralized by $12,695,000 U.S.Treasury Notes, 6.25%
   due 4/30/01 (market value of collateral is $13,266,275,
   including accrued interest). (cost $13,004,000) ..........                             13,004,000         8.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $139,510,997)  * ....................                            167,525,843       103.5
Other Assets and Liabilities ................................                             (5,624,132)       (3.5)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $161,901,711       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {V}  Security is denominated in French Francs.
        {*}  Security is denominated in British Pounds.
          * For Federal income tax purposes, cost is $140,101,056 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  30,617,903
                 Unrealized depreciation:            (3,193,116)
                                                  -------------
                 Net unrealized appreciation:     $  27,424,787
                                                  -------------
                                                  -------------

Abbreviation:
ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    4.1                   4.1
Brazil (BRZL/BRL) ....................    1.5                   1.5
Finland (FIN/FIM) ....................    2.1                   2.1
France (FR/FRF) ......................    5.2                   5.2
Germany (GER/DEM) ....................    5.3                   5.3
Greece (GREC/GRD) ....................    0.2                   0.2
Ireland (IRE/IEP) ....................    1.4                   1.4
Italy (ITLY/ITL) .....................    5.3                   5.3
Japan (JPN/JPY) ......................    6.8                   6.8
Netherlands (NETH/NLG) ...............   11.0                  11.0
New Zealand (NZ/NZD) .................    1.5                   1.5
Portugal (PORT/PTE) ..................    3.0                   3.0
Singapore (SING/SGD) .................    0.9                   0.9
Spain (SPN/ESP) ......................    1.9                   1.9
Sweden (SWDN/SEK) ....................    2.4                   2.4
Switzerland (SWTZ/CHF) ...............   15.3                  15.3
United Kingdom (UK/GBP) ..............   27.5                  27.5
United States (US/USD) ...............               4.6        4.6
                                        ------     -----      -----
Total  ...............................   95.4        4.6      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $161,901,711.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1998

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.       CONTRACT   DELIVERY    APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)       PRICE      DATE     (DEPRECIATION)
----------------------------------------  ------------   ---------  --------   --------------
British Pounds..........................   13,593,736      0.60285   1/29/99     $   8,424
Japanese Yen............................   10,190,663    116.63000   1/21/99      (330,421)
Swiss Francs............................    3,119,828      1.37000   2/23/99       (10,339)
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $26,571,891)..................   26,904,227                             (332,336)
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 16.62%.
  Total Open Forward Foreign Currency
   Contracts............................                                         $(332,336)
                                                                               --------------
                                                                               --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $139,510,997) (Note 1).................................  $167,525,843
  U.S. currency....................................................................................          736
  Dividends and dividend withholding tax reclaims receivable.......................................      303,438
  Receivable for Fund shares sold..................................................................       67,879
  Interest receivable..............................................................................        1,625
                                                                                                     -----------
    Total assets...................................................................................  167,899,521
                                                                                                     -----------
Liabilities:
  Payable for Fund shares repurchased..............................................................    5,207,197
  Payable for open forward foreign currency contracts (Note 1).....................................      332,336
  Payable for service and distribution expenses (Note 2)...........................................      154,849
  Payable for investment management and administration fees (Note 2)...............................      134,059
  Payable for professional fees....................................................................      103,250
  Payable for printing and postage expenses........................................................       25,395
  Payable for registration and filing fees.........................................................       15,320
  Payable for transfer agent fees (Note 2).........................................................        7,356
  Payable for Trustees' fees and expenses (Note 2).................................................        2,059
  Payable for fund accounting fees (Note 2)........................................................        2,005
  Payable for custodian fees.......................................................................          628
  Other accrued expenses...........................................................................       13,356
                                                                                                     -----------
    Total liabilities..............................................................................    5,997,810
                                                                                                     -----------
Net assets.........................................................................................  $161,901,711
                                                                                                     -----------
                                                                                                     -----------
Class A:
Net asset value and redemption price per share ($118,607,894 DIVIDED BY 15,453,753 shares
 outstanding)......................................................................................  $      7.68
                                                                                                     -----------
                                                                                                     -----------
Maximum offering price per share (100/94.50 of $7.68) *............................................  $      8.13
                                                                                                     -----------
                                                                                                     -----------
Class B:+
Net asset value and offering price per share ($42,080,215 DIVIDED BY 5,732,052 shares
 outstanding)......................................................................................  $      7.34
                                                                                                     -----------
                                                                                                     -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,213,602 DIVIDED BY
 157,862 shares outstanding).......................................................................  $      7.69
                                                                                                     -----------
                                                                                                     -----------
Net assets consist of:
  Paid in capital (Note 4).........................................................................  $131,279,106
  Undistributed net investment income..............................................................      244,010
  Accumulated net realized gain on investments and foreign currency transactions...................    2,691,433
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.......     (327,684)
  Net unrealized appreciation of investments.......................................................   28,014,846
                                                                                                     -----------
Total -- representing net assets applicable to capital shares outstanding..........................  $161,901,711
                                                                                                     -----------
                                                                                                     -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $401,779)...............................  $3,995,968
  Interest income............................................................................     579,790
  Securities lending income..................................................................     261,478
                                                                                               ----------
    Total investment income..................................................................   4,837,236
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   1,825,797
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $  481,556
    Class B......................................................................     490,287     971,843
                                                                                   ----------
  Transfer agent fees (Note 2)...............................................................     484,800
  Printing and postage expenses..............................................................     204,570
  Professional fees..........................................................................     183,029
  Custodian fees.............................................................................     125,290
  Registration and filing fees...............................................................      88,000
  Fund accounting fees (Note 2)..............................................................      51,031
  Trustees' fees and expenses (Note 2).......................................................      10,140
  Other expenses (Note 1)....................................................................      23,910
                                                                                               ----------
    Total expenses before reductions.........................................................   3,968,410
                                                                                               ----------
      Expense reductions (Note 5)............................................................     (10,495)
                                                                                               ----------
    Total net expenses.......................................................................   3,957,915
                                                                                               ----------
Net investment income........................................................................     879,321
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments...............................................   5,090,619
  Net realized gain on foreign currency transactions.............................   1,027,957
                                                                                   ----------
    Net realized gain during the year........................................................   6,118,576
  Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies.........................................................  (1,882,901)
  Net change in unrealized appreciation of investments...........................  11,058,757
                                                                                   ----------
    Net unrealized appreciation during the year..............................................   9,175,856
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  15,294,432
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $16,173,753
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 1998           1997
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income....................................................   $   879,321    $   427,766
  Net realized gain on investments and foreign currency transactions.......     6,118,576     38,105,893
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................    (1,882,901)       286,534
  Net change in unrealized appreciation (depreciation) of investments......    11,058,757    (14,668,685)
                                                                             -------------  -------------
    Net increase in net assets resulting from operations...................    16,173,753     24,151,508
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................      (568,059)      (425,877)
  From net realized gain on investments....................................    (5,025,907)   (29,789,043)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................    (1,805,680)   (10,955,953)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (1,602)        (1,888)
  From net realized gain on investments....................................        (7,988)       (56,864)
                                                                             -------------  -------------
    Total distributions....................................................    (7,409,236)   (41,229,625)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   914,085,093    663,662,225
  Decrease from capital shares repurchased.................................  (965,397,923)  (703,298,069)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................   (51,312,830)   (39,635,844)
                                                                             -------------  -------------
Total decrease in net assets...............................................   (42,548,313)   (56,713,961)
Net assets:
  Beginning of year........................................................   204,450,024    261,163,985
                                                                             -------------  -------------
  End of year *............................................................   $161,901,711   $204,450,024
                                                                             -------------  -------------
                                                                             -------------  -------------
 *Includes undistributed net investment income.............................   $   244,010    $        --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS A
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                          1998  (d)   1997  (d)   1996  (d)      1995        1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    7.67   $    8.92   $    9.08   $    9.17   $   11.02
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.05        0.03       (0.01)       0.03       (0.04)
  Net realized and unrealized gain
   (loss) on investments................       0.32        0.69        0.84        0.32       (0.82)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.37        0.72        0.83        0.35       (0.86)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.04)      (0.03)         --          --       (0.04)
  From net realized gain on
   investments..........................      (0.32)      (1.94)      (0.99)      (0.24)      (0.95)
  In excess of net realized gain on
   investments..........................         --          --          --       (0.20)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.36)      (1.97)      (0.99)      (0.44)      (0.99)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.68   $    7.67   $    8.92   $    9.08   $    9.17
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       4.97%       8.51%       9.28%       3.88%      (7.78)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 118,608   $ 148,143   $ 196,601   $ 308,816   $ 430,701
Ratio of net investment income (loss) to
 average net assets.....................       0.64%       0.35%      (0.14)%      0.24%      (0.04)%
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       1.94%       1.69%       1.80%       1.70%       1.70%
  Without expense reductions                   1.95%       1.82%       1.91%       1.78%       1.75%
Portfolio turnover rate++...............         63%         72%         74%         75%         96%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS B
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                          1998  (d)   1997  (d)   1996  (d)      1995        1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    7.36   $    8.68   $    8.91   $    9.07   $   10.98
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........         --       (0.03)      (0.07)      (0.04)      (0.10)
  Net realized and unrealized gain
   (loss) on investments................       0.30        0.65        0.83        0.32       (0.82)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.30        0.62        0.76        0.28       (0.92)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --       (0.04)
  From net realized gain on
   investments..........................      (0.32)      (1.94)      (0.99)      (0.24)      (0.95)
  In excess of net realized gain on
   investments..........................         --          --          --       (0.20)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.32)      (1.94)      (0.99)      (0.44)      (0.99)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.34   $    7.36   $    8.68   $    8.91   $    9.07
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       4.13%       7.71%       8.67%       3.15%      (8.36)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  42,080   $  56,023   $  64,102   $  69,654   $  71,794
Ratio of net investment income (loss) to
 average net assets.....................      (0.01)%     (0.30)%     (0.79)%     (0.41)%     (0.69)%
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       2.59%       2.34%       2.45%       2.35%       2.35%
  Without expense reductions                   2.60%       2.47%       2.56%       2.43%       2.40%
Portfolio turnover rate++...............         63%         72%         74%         75%         96%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          ----------------------------------------------------
                                                                                 JUNE 1, 1995
                                                 YEAR ENDED DECEMBER 31,              TO
                                          -------------------------------------  DECEMBER 31,
                                           1998  (d)    1997  (d)    1996  (d)       1995
                                          -----------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    7.72    $    9.01    $    9.11     $    8.49
                                          -----------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........        0.06         0.07         0.02          0.03
  Net realized and unrealized gain
   (loss) on investments................        0.30         0.65         0.87          1.03
                                          -----------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............        0.36         0.72         0.89          1.06
                                          -----------  -----------  -----------  -------------
Distributions to shareholders:
  From net investment income............       (0.07)       (0.07)          --            --
  From net realized gain on
   investments..........................       (0.32)       (1.94)       (0.99)        (0.24)
  In excess of net realized gain on
   investments..........................          --           --           --         (0.20)
                                          -----------  -----------  -----------  -------------
    Total distributions.................       (0.39)       (2.01)       (0.99)        (0.44)
                                          -----------  -----------  -----------  -------------
Net asset value, end of period..........   $    7.69    $    7.72    $    9.01     $    9.11
                                          -----------  -----------  -----------  -------------
                                          -----------  -----------  -----------  -------------

Total investment return (c).............        4.84%        8.53%        9.79%        12.56%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   1,214    $     284    $     461     $     381
Ratio of net investment income (loss) to
 average net assets.....................        0.99%        0.70%        0.21%         0.59%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......        1.59%        1.34%        1.45%         1.35%(a)
  Without expense reductions                    1.60%        1.47%        1.56%         1.43%(a)
Portfolio turnover rate++...............          63%          72%          74%           75%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM International Growth Fund (the "Fund") formerly GT Global International Growth Fund, is a separate series of AIM Growth Series (the "Trust") formerly GT Global Growth Series. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each Class Based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counter party is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of on over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other then normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value of approximately $2,764,780 were on loan to brokers. The loans were secured by cash collateral of $2,962,323, received by the Fund. For the year ended December 31, 1998, the Fund received securities lending fees of $261,478.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no outstanding loans.

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $1,614,114 with a weighted average interest rate of 6.24%. Interest expense for the year ended December 31, 1998 was $12,331, and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator, and as of December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc.,(formerly, Chancellor LGT Asset Management, Inc.) to INVESCO Asset Management Ltd., both indirect wholly-owned subsidiaries of AMVESCAP PLC. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO
(NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Also, as of the close of business on May 29,1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as transfer agent of the Fund as of the close of business on September 4, 1998.

The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained $26,853 and $2,625, respectively, of such sales charges. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected such CDSCs in the amount of $18 and $0, respectively, for the year ended December 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $86,748 and $118,618, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A or Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge.

The Manager and AIM Distributors have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes,interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $110,135,604 and $161,110,337, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                                                                        YEAR ENDED                 YEAR ENDED
                                                                     DECEMBER 31, 1998          DECEMBER 31, 1997
                                                                 -------------------------  -------------------------
                                                                   SHARES        AMOUNT       SHARES        AMOUNT
                                                                 -----------  ------------  -----------  ------------
CLASS A
---------------------------------------------------------------
Shares sold....................................................   87,754,204  $697,691,420   40,276,923  $372,306,238
Shares issued in connection with reinvestment of
  distributions................................................      648,752     4,776,698    3,306,465    24,897,200
                                                                 -----------  ------------  -----------  ------------
                                                                  88,402,956   702,468,118   43,583,388   397,203,438
Shares repurchased.............................................  (92,269,965) (739,672,292) (46,298,211) (433,072,839)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................   (3,867,009) $(37,204,174)  (2,714,823) $(35,869,401)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

CLASS B
---------------------------------------------------------------
Shares sold....................................................   24,034,557  $185,003,546   25,433,444  $233,714,318
Shares issued in connection with reinvestment of
  distributions................................................      237,487     1,671,974    1,311,193     9,480,349
                                                                 -----------  ------------  -----------  ------------
                                                                  24,272,044   186,675,520   26,744,637   243,194,667
Shares repurchased.............................................  (26,146,795) (201,399,971) (26,525,397) (246,915,890)
                                                                 -----------  ------------  -----------  ------------
Net increase (decrease)........................................   (1,874,751) $(14,724,451)     219,240  $ (3,721,223)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................    3,115,903  $ 24,931,866    2,419,305  $ 23,205,242
Shares issued in connection with reinvestment of
  distributions................................................        1,296         9,589        7,757        58,878
                                                                 -----------  ------------  -----------  ------------
                                                                   3,117,199    24,941,455    2,427,062    23,264,120
Shares repurchased.............................................   (2,996,134)  (24,325,660)  (2,441,431)  (23,309,340)
                                                                 -----------  ------------  -----------  ------------
Net increase (decrease)........................................      121,065  $    615,795      (14,369) $    (45,220)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $10,495 under these arrangements.

6. SUBSEQUENT EVENT
The Board of Trustees of AIM Growth Series unanimously approved on September 23, 1998, an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund would transfer substantially all of its assets to AIM International Equity Fund ("International Equity Fund"). On February 10, 1999, a Special Meeting of Shareholders approved the Plan. As a result of Shareholders' and Board of Trustee's approval, effective as of the close of business on February 12, 1999, shareholders of the Fund received shares of the International Equity Fund in exchange for their shares of the Fund, and the Fund has ceased operation.

Like the Fund, International Equity Fund seeks long-term growth of capital. International Equity Fund seeks to achieve its objective by investing in diversified portfolio of international equity securities, the issuers of which are considered by the Fund's investment adviser to have strong earnings momentum.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended December 31, 1998, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.1832 per share (representing a total of $3,915,902). The total amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 1998 was $.0191 per share (representing a total of $408,652). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 1998:

COUNTRY                                                                           GROSS INCOME %   FOREIGN TAX PAID %
--------------------------------------------------------------------------------  --------------   ------------------
Australia.......................................................................        5.16               2.59
Brazil..........................................................................        1.41               1.55
France..........................................................................        1.88               5.69
Italy...........................................................................        1.55               4.62
Japan...........................................................................        2.03               6.15
Netherlands.....................................................................        2.84               6.97
New Zealand.....................................................................        3.31              10.66
Sweden..........................................................................        3.98              11.87
Switzerland.....................................................................        3.50              11.80
United Kingdom..................................................................       17.87              30.75
Various.........................................................................        4.47               7.09
                                                                                     -------            -------
                                                                                       48.00              99.74
Nonqualifying...................................................................        0.84               0.26
United States...................................................................       51.16                 --
                                                                                     -------            -------
                                                                                      100.00%            100.00%
                                                                                     -------            -------
                                                                                     -------            -------

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,494,941 as a capital gain dividend for the fiscal year ended December 31, 1998.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM International Growth Fund (formerly GT Global International Growth Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of G.T. Global Growth Series, now known as AIM Growth Series (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B shares of each Fund.

(4) To approve changes to the fundamental investment restrictions of each Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                   VOTES      WITHHELD/
      TRUSTEE/MATTER                                                 VOTES FOR    AGAINST    ABSTENTIONS
      ------------------------------------------------------------  -----------  ----------  -----------
(1)   C. Derek Anderson...........................................   71,221,289         N/A    5,894,682
      Frank S. Bayley.............................................   71,241,614         N/A    5,874,357
      William J. Guilfoyle........................................   71,251,357         N/A    5,864,614
      Arthur C. Patterson.........................................   71,255,705         N/A    5,860,266
      Ruth H. Quigley.............................................   71,264,495         N/A    5,851,476
(2)(a) Approval of investment management and administration
       contract...................................................    9,849,548     410,130    3,208,218*
(2)(b) Approval of sub-advisory and sub-administration contract....   9,748,843     452,310    3,266,743*
(3)   Approval of replacement Rule 12b-1 plans of distribution
       CLASS A....................................................    8,217,306     366,769      859,753
      CLASS B.....................................................    3,415,925      90,431      370,400
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................    9,706,775     453,043    3,308,078*
(4)(b) Modification of Fundamental Restriction on Concentration....   9,707,507     452,311    3,308,078*
(4)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................    9,701,156     458,662    3,308,078*
(4)(d) Modification of Fundamental Restriction on Making Loans.....   9,706,938     452,880    3,308,078*
(4)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................    9,707,329     452,489    3,308,078*
(4)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................    9,707,507     452,311    3,308,078*
(4)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................    9,698,891     460,927    3,308,078*
(4)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................    9,672,226     487,592    3,308,078*
(4)(i) Elimination of Fundamental Restriction on Pledging Assets...   9,706,669     453,149    3,308,078*
(4)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................    9,681,310     478,508    3,308,078*
(4)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................    9,706,035     453,783    3,308,078*
(4)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Board Members
       of the Trust and Its Affiliates Own Securities.............    9,707,329     452,489    3,308,078*
(4)(m) Elimination of Fundamental Restriction on Joint
       Participation in a Securities Trading Account..............    9,707,507     452,311    3,308,078*
(4)(n) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................    9,661,924     497,894    3,308,078*
(4)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................    9,700,120     459,698    3,308,078*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................   54,496,135   2,507,411   20,112,425*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................   71,858,619   1,177,277    4,080,070

------------------------
  * Includes Broker Non-Votes

BOARD OF TRUSTEES
C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment partnership); Chief Executive Officer, Plantagenet Holdings, Ltd. (an investment banking firm)

Frank S. Bayley
Partner, law firm of Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer, A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners (a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS
Robert H. Graham
Chairman and President

Dana R. Sutton
Vice President & Assistant Treasurer

Samuel D. Sirko
Vice President & Secretary

Kenneth W. Chancey
Vice President & Principal Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer



OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046

INVESTMENT MANAGER
A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

SUB-ADVISOR
INVESCO (NY), Inc.
1166 Avenue of the Americas
New York, NY 10036

TRANSFER AGENT
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

COUNSEL TO THE FUND
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800

COUNSEL TO THE TRUSTEES
Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angles, CA 90071

DISTRIBUTOR
A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

AUDITORS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

THE AIM FAMILY OF FUNDS-Registered Trademark-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2), (A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2), (B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund2
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Emerging Markets Debt Fund(2), (D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2), (E)


A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $109 BILLION IN ASSETS FOR MORE THAN 6.2 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF DECEMBER 31, 1998.
     THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 10TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

(1)  AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund.
(E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.